Item 1: Report to Shareholders

Summit GNMA Fund	April 30, 2005

The views and opinions in this report were current as of April 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Although still low, returns on short-term securities improved somewhat over the six-month period ended April 30, 2005. The Federal Reserve continued to guide interest rates higher as it removed the accommodative monetary policy that has been in place for the past few years. The Fed has now hiked rates by 25 basis points (0.25%) at every meeting since June 2004, bringing the federal funds rate from 1% to 3% as of May 3, 2005. As short-term rates have risen, however, intermediate-and longer-term rates have fluctuated and at times fallen. This has created a somewhat less desirable environment for mortgage securities.

ECONOMY AND INTEREST RATES

The economy continued to grow at a steady clip over the past six months. Job gains fluctuated, but generally suggested an improving employment picture. This helped consumer spending remain robust, with the housing market proving particularly strong. While the U.S. dollar continued to feel the pressure of the large trade deficit, the greenback generally strengthened against other currencies beginning in January. The one dark spot on the horizon was the persistence of high energy prices. Yet while some feared that high oil prices might feed through into other prices, broader consumer and producer inflation appeared generally contained. Instead, the primary effect of higher oil and gas prices seemed to be a moderate deceleration in economic growth as consumers and businesses adjusted.

While the economy grew at a fairly steady rate, interest rates moved around more fitfully as bond investors weighed the Fed’s tightening against higher oil prices and other factors. In general, short-term rates rose consistently in line with the Fed’s rate hikes, intermediate-term rates advanced before falling a bit, and longer-term rates first rose and then fell below their levels of last fall. The persistence of low long-term interest rates even as the Fed moved short rates higher surprised many; indeed, even Alan Greenspan referred to it as a "conundrum" in testimony before Congress.

SUMMIT CASH RESERVES FUND

Your fund returned 0.99% and 1.46% for the 6- and 12-month periods ended April 30, 2005. While the returns on the portfolio remain modest, they are growing: the latest six-month return was more than double the previous six months’ return of 0.47% . Also, as shown in the table, the fund continues to outpace the Lipper Money Market Funds Average. The fund’s long-term performance placed it well into the top quintile of its Lipper category for the 1-, 3-, 5-, and 10-year periods through its most recent calendar quarter-end, March 31, 2005.

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months

Summit Cash Reserves Fund	0.99%	1.46%
Lipper Money Market
Funds Average	0.75	1.04

Please see the fund’s quarter-end returns following this letter.

PORTFOLIO CHARACTERISTICS
Periods Ended	10/31/04	4/30/05

Price Per Share	$1.00	$1.00
Dividends Per Share
For 6 months	0.005	0.010
For 12 months	0.008	0.015
Dividend Yield (7-Day Simple)*	1.38%	2.49%
Weighted Average Maturity (days)	29	30

* Dividends earned for the last seven days of each period are annualized and divided by the fund’s net asset value at the end of the period.

Note: A money fund’s yield more closely reflects its current earnings than does the total return.

(Based on total return, Lipper ranked the Summit Cash Reserves Fund 41 out of 383, 39 out of 348, 23 out of 302, and 16 out of 181 for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

The portfolio adopted a defensive (that is, shorter) maturity posture in April 2004 when it became apparent that the Fed would have to raise short-term interest rates. We maintained this defensive posture over the past 12 months because we did not believe the marketplace was sufficiently discounting the potential change in interest rates. We perceived that the market kept anticipating a pause from the Fed—in other words, that the central bank would stop raising rates as it waited to evaluate its actions. Our defensive stance proved beneficial as the much-awaited pause never happened.

Indeed, the Fed shows little inclination for pausing anytime soon. “Real,” or inflation-adjusted, short-term rates ended the period at 1.3% using the core personal consumption expenditure (PCE) deflator, the Fed’s preferred measure of inflation. “Real” yields had been at or below 0% since the fourth quarter of 2001. Yet even with short-term rates now two percentage points higher, the Fed has stated that monetary policy is still accommodative—in contrast to the “neutral” posture it believes will achieve the long-term objectives of sustainable economic growth and price stability. The Fed has stated that a neutral short-term rate lies between 3% and 5%. As long as inflation remains under control, the Fed intends to move at a “measured” pace toward neutrality.

This outlook explains why the portfolio ended the period with a weighted average maturity of 30 days, and why it has generally been about 10 days shorter than the average money market fund. This shorter maturity allows the portfolio to capture the higher yields sooner, thus improving the return to shareholders. Also, the shorter maturity adds an additional layer of protection to shareholders’ principal, which is the primary objective of this portfolio.

The credit profile of the portfolio continues to be very high. All of the securities in the portfolio carry a short-term rating of either A-1+ or A-1 by Standard & Poor’s. While 66% of the portfolio is invested in commercial paper, it is very well diversified by issuer and industry.

Periodic episodes of supply and demand imbalances continued in the short tax-exempt market. These can cause yields to be competitive with taxable securities, and the fund has taken advantage of recent imbalances, as shown by the 4% position in municipal obligations.

Especially when correctly anticipated, rising short-term rates are good news for money market investors. As always, however, safety of principal and liquidity will remain our primary concern while we enjoy the higher short-term yields.

SUMMIT GNMA FUND

The Summit GNMA Fund returned 1.17% and 4.64% for the 6- and 12-month periods ended April 30, 2005, respectively. As shown in the table, the portfolio outperformed the Lipper GNMA Funds Average but lagged the Citigroup GNMA Index return for both periods. The fund’s net asset value declined by $0.11 over the past six months, but this decline was more than offset by $0.22 in dividends paid out over the period.

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months

Summit GNMA Fund	1.17%	4.64%
Citigroup GNMA Index	1.53	5.70
Lipper GNMA Funds Average	0.98	4.28

Please see the fund’s quarter-end returns following this letter.

The past six months have been a challenging environment for the mortgage sector. Interest rates are considerably higher than six months ago and the Treasury yield curve—a graphical depiction of the relationship between government bond maturities and yields—is flatter: two-year yields rose over 100 basis points (1.00%), and five-year yields rose over 50 basis points, but 10-year yields rose just 13 basis points and 30-year yields actually fell 32 basis points.

More important to the mortgage market were fluctuations in these rates. The 10-year Treasury traded as low as 3.99% and as high as 4.65% before ending at 4.20% . In spite of this volatility, mortgages returned 1.44% over the six-months, which amounted to 46 basis points of excess return in relation to equal-duration Treasuries. Most of the outperformance occurred in the last part of 2004. So far this year, the market has witnessed a widening in the spreads between mortgage and Treasury bonds, along with high levels of volatility.

PORTFOLIO CHARACTERISTICS
Periods Ended	10/31/04	4/30/05

Price Per Share	$9.90	$9.79
Dividends Per Share
For 6 months	0.23	0.22
For 12 months	0.44	0.45

30-Day Dividend Yield*	4.61%	4.60%

30-Day Standardized
Yield To Maturity	4.08	4.08

Weighted Average
Maturity (years)**	4.3	4.6

Weighted Average Effective
Duration (years)	2.6	2.6

* Dividends earned for the last 30 days of each period are annualized and divided by the fund’s net asset value at the end of the period.
** Based on prepayment-adjusted life of GNMA securities.

Over the period, 30-year mortgages outperformed 15-year mortgages, as they have a higher exposure to changes in rates and benefit from the flattening yield curve—homeowners have less reason to choose 15-year mortgages when the spread between the two rates is smaller. GNMAs performed in line with conventional mortgages in spite of the headline news of Fannie Mae’s accounting issues. Asset-backed securities and commercial mortgage-backed securities lagged the mortgage pass-through market in total return; these sectors are much more influenced by the corporate sector, which weathered very weak earnings reports from the auto companies.

Our strategy over the last six months has been defensive. We maintained a shorter duration than the Citigroup GNMA Index and were overweight in 15-year mortgages. With the Federal Reserve on a "measured" course of raising interest rates, we anticipated that yields would rise across the yield curve. That position helped performance as interest rates rose considerably, especially in the front end of the curve. Security selection was also an important factor in this period, and we spent a great deal of effort analyzing the merits of individual issues. Finally, we added two well-structured collateralized mortgage obligation planned amortization class bonds (known more simply as CMO PACs) to help protect the fund from extension risk—the chance of being locked into low-yielding issues as rates rise.

The current environment for mortgages leans toward the negative side. Valuations are rich, volatility is at relatively low levels, and demand from the usual buyers—the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC)—has slowed and may turn negative. Additionally, banks are seeing increasing capacity to make commercial and industrial loans, which will continue to dampen their demand for mortgages. On the positive side, prepayments will be more muted as rates rise, the supply of fixed mortgages continues to be very low, and a new buyer in the form of Asian central banks has emerged. Overall, we are cautious on the sector and believe it will perform relatively well versus Treasuries, although returns are not likely to be as strong as those of past years.

OUTLOOK

Given the robustness of the U.S. economy, improved labor markets, and developing inflationary pressures, we expect the Fed to continue to raise short-term interest rates for the remainder of this year. As long as inflation expectations don’t accelerate, the Fed can continue to raise rates at its "measured" pace of 25 basis points a meeting. This would move the federal funds rate to 4.25% by the end of this year. Indeed, the Fed may continue to move rates higher still, depending on the economic data. We believe this provides good reason to maintain our defensive postures in both portfolios while gradually benefiting from higher yields.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

James M. McDonald

Chairman of the Investment Advisory Committee Summit Cash Reserves Fund

Connice A. Bavely

Chairman of the Investment Advisory Committee Summit GNMA Fund

May 18, 2005

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause the share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity, and consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01% .

Citigroup GNMA Index: A market value-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA).

Collateralized mortgage obligation (CMO): Collateralized mortgage obligations are investment-grade bonds that are backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk. Those classes with less risk generally yield less than other mortgage-backed securities. Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

Extension risk: As interest rates rise, the likelihood of prepayment decreases, and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period of time.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: The excess of the current interest rate over the current inflation rate.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes .

PORTFOLIO CHARACTERISTICS

AVERAGE ANNUAL COMPOUND TOTAL RETURN
This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/05	1 Year	5 Years	10 Years

Summit Cash Reserves Fund	1.46%	2.46%	3.87%
Lipper Money Market Funds Average	1.04	2.00	3.48

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

GROWTH OF 25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN
This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/05	1 Year	5 Years	10 Years

Summit GNMA Fund	4.64%	6.56%	6.45%
Citigroup GNMA Index	5.70	6.93	6.98
Lipper GNMA Funds Average	4.28	6.06	6.08

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SUMMIT CASH RESERVES FUND
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05

Actual	$1,000.00	$1,009.90	$2.24
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.56	2.26

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.45%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE SUMMIT CASH GNMA FUND
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05

Actual	$1,000.00	$1,011.70	$2.99
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,021.82	3.01

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.60%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS
	7-Day
Periods Ended 3/31/05	Simple Yield	1 Year	5 Years	10 Years

Summit Cash Reserves Fund	2.30%	1.31%	2.51%	3.90%
Lipper Money Market Funds Average	N/A	0.91	2.05	3.53
Summit GNMA Fund	N/A	1.85	6.29	6.48
Lipper GNMA Funds Average	N/A	1.57	5.82	6.12

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds’ fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should con-
sider both short- and long-term returns. A money fund’s yield more closely represents its current earnings than the total return.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
NET ASSET VALUE
Beginning of period	$9.90	$9.91	$10.16	$10.04	$9.41	$9.39

Investment activities
Net investment
income (loss)	0.19	0.35	0.31	0.45	0.58	0.62
Net realized and
unrealized gain (loss)	(0.08)	0.08	(0.08)	0.14	0.63	0.02

Total from
investment activities	0.11	0.43	0.23	0.59	1.21	0.64

Distributions
Net investment income	(0.22)	(0.44)	(0.41)	(0.47)	(0.58)	(0.62)
Net realized gain	–	–	(0.07)	–	–	–

Total distributions	(0.22)	(0.44)	(0.48)	(0.47)	(0.58)	(0.62)

NET ASSET VALUE
End of period	$9.79	$9.90	$9.91	$10.16	$10.04	$9.41

Ratios/Supplemental Data
Total return^	1.17%	4.46%	2.31%	6.04%	13.29%	7.16%
Ratio of total expenses to
average net assets	0.60%†	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment
income (loss) to average
net assets	3.91%†	3.65%	3.21%	4.45%	5.99%	6.71%
Portfolio turnover rate	197.1%*†	198.6%	312.0%	327.9%	71.0%	72.7%
Net assets, end of period
(in thousands)	$79,885	$83,270	$92,684	$ 109,526	$92,204	$62,885

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	$ Par/Shares	Value
(Amounts in 000s)
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED
SECURITIES 91.5%

U.S. Government Agency Obligations ± 4.3%
Federal Home Loan Mortgage
6.50%, 7/1/14	381	397
7.00%, 11/1/30	45	48
CMO
4.105%, 10/27/31	83	83
4.50%, 3/15/16	1,100	1,088
5.00%, 11/15/27	600	606
CMO, IO
4.50%, 6/15/11 - 4/15/18	1,293	131
Federal National Mortgage Assn.
6.00%, 8/1/34	1,025	1,053
IO, 8.50%, 4/25/22	32	5
		3,411
U.S. Government Obligations 87.2%
Government National Mortgage Assn.
5.00%, 12/15/17 - 10/20/33	12,771	12,812
5.50%, 10/15/17 - 3/15/35	13,296	13,565
6.00%, 12/15/08 - 1/20/35	16,309	16,852
6.50%, 12/15/14 - 10/20/34	4,695	4,924
6.75%, 2/15/41	524	541
7.00%, 3/15/13 - 4/15/32	2,746	2,911
7.50%, 9/15/12 - 3/15/32	1,274	1,365
8.00%, 4/15/17 - 2/15/30	548	580
8.50%, 6/15/16 - 3/15/27	243	265
9.00%, 4/15/18 - 3/20/25	50	55
9.50%, 7/15/09 - 12/20/20	68	75
10.00%, 8/15/13 - 3/15/26	192	213
10.50%, 1/15/16 - 10/15/19	69	77
11.00%, 12/15/09 - 9/20/17	14	16
CMO
5.00%, 8/16/28	204	204
5.50%, 2/20/30 - 5/20/31 ++	2,025	2,066
6.50%, 9/20/28 - 3/20/31	114	114
CMO, IO, 6.50%, 8/20/30	4	0
CMO, Prinicpal Only, 3/16/28	46	42
TBA
5.00%, 1/1/35	500	499
5.50%, 1/1/34	5,731	5,828
6.00%, 1/1/34	2,698	2,780
6.50%, 1/1/32	3,700	3,872
		69,656
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $72,926)		73,067

ASSET-BACKED SECURITIES 1.5%

Home Equity Loans-Backed 1.5%
BankBoston Home Equity Loan Trust, Series 1998-1
Class A6, 6.35%, 2/25/13	296	306
Chase Funding Mortgage Loan
Series 2003-1, Class 1A6, 4.458%, 3/25/14	550	547
Series 2002-2, Class 1M1, 5.599%, 9/25/31	350	351
Total Asset-Backed Securities (Cost $1,198)		1,204

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
6.2%

Commercial Mortgage Backed Securities 4.8%
Bear Stearns Commercial Mortgage Securities
Series 2002-TOP8, Class A2, CMO, 4.83%, 8/15/38	500	504
Series 2004-T14, Class A2, CMO, 4.17%, 1/12/41	425	421
DLJ Commercial Mortgage, Series 1999-CG2
Class A1B, CMO, 7.30%, 6/10/32	450	494
GE Capital Commercial Mortgage, Series 2001-1
Class A2, CMO, 6.531%, 3/15/11	550	602
Greenwich Capital Commercial Funding, Series 2004-GG1A
Class A2, CMO, 3.835%, 10/8/08	335	332
GS Mortgage Securities Corp. II, Series 2004-GG2
Class A2, CMO, 4.293%, 8/1/38	325	324
J.P. Morgan Chase Commercial Mortgage, Series 2001-CIBC
Class A3, CMO, 6.26%, 3/15/33	400	433
LB-UBS Commercial Mortgage Trust, Series 2004-C2
Class A2, CMO, 3.246%, 3/15/29	265	254
Morgan Stanley Dean Witter Capital, Series 2002-TOP7
Class A2, CMO, 5.98%, 1/15/39	450	485
		3,849
Whole Loans-Backed 1.4%
Bank of America Mortgage Securities
Series 2003-L, Class 2A2, CMO, VR, 4.288%, 1/25/34		650	650
Series 2004-1, Class 3A2, CMO, VR, 4.996%, 10/25/34		142	142
Series 2004-A, Class 2A2, CMO, VR, 4.139%, 2/25/34		306	307
			1,099
Total Non-U.S. Government Mortgage-Backed Securities (Cost $4,994)			4,948

Money Market Funds 16.5%

T. Rowe Price Government Reserve Investment Fund, 2.77% #†		13,214	13,214
Total Money Market Funds (Cost $13,214)			13,214

Futures Contracts 0.0%

Variation margin receivable (payable) on open futures contracts (2)			6
			6

Total Investments in Securities
115.7% of Net Assets (Cost $92,332)			$92,439

(1)	Denominated in U.S. dollars unless other-
	wise noted
#	Seven-day yield
±	The issuer is a publicly-traded company that
	operates under a congressional charter; its
	securities are neither issued nor guaranteed
	by the U.S. government.
++	All or a portion of this security is pledged to
	cover margin requirements on futures con-
	tracts at April 30, 2005.
†	Affiliated company – See Note 4.
CMO	Collateralized Mortgage Obligation
IO	Interest Only security for which the fund
	receives interest on notional principal (par)
TBA	To Be Announced security was purchased
	on a forward commitment basis
VR	Variable Rate; rate shown is effective rate at
	period-end

(2) Open Futures Contracts at April 30, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 25 U.S. Treasury five year contracts,
$120 par of 5.50% Government National
Mortgage Assn. bonds pledged as	6/05	$(2,711)	$(6)
initial margin
Net payments (receipts) of variation
margin to date			12
Variation margin receivable (payable)
on open futures contracts			$6

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $13,214)	$13,214
Non-affiliated companies (cost $79,118)	79,225

Total investments in securities	92,439
Dividends and interest receivable	367
Receivable for investment securities sold	917
Receivable for shares sold	54
Other assets	500

Total assets	94,277

Liabilities
Payable for investment securities purchased	13,920
Payable for shares redeemed	361
Due to affiliates	52
Other liabilities	59

Total liabilities	14,392

NET ASSETS	$79,885

Net Assets Consist of:
Undistributed net investment income (loss)	$(593)
Undistributed net realized gain (loss)	131
Net unrealized gain (loss)	95
Paid-in-capital applicable to 8,162,836 shares of
$0.0001 par value capital stock outstanding;
4,000,000,000 shares of the Corporation authorized	80,252

NET ASSETS	$79,885

NET ASSET VALUE PER SHARE	$9.79

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
4/30/05
Investment Income (Loss)
Income
Interest	$1,720
Dividend	102

Total income	1,822
Investment management and administrative expense	241

Net investment income (loss)	1,581

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	128
Futures	28

Net realized gain (loss)	156

Change in net unrealized gain (loss)
Securities	(878)
Futures	40

Change in net unrealized gain (loss)	(838)

Net realized and unrealized gain (loss)	(682)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$899

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,581	$3,120
Net realized gain (loss)	156	348
Change in net unrealized gain (loss)	(838)	224

Increase (decrease) in net assets from operations	899	3,692

Distributions to shareholders
Net investment income	(1,856)	(3,829)

Capital share transactions *
Shares sold	8,565	15,996
Distributions reinvested	1,448	2,997
Shares redeemed	(12,441)	(28,270)

Increase (decrease) in net assets from capital
share transactions	(2,428)	(9,277)

Net Assets
Increase (decrease) during period	(3,385)	(9,414)
Beginning of period	83,270	92,684

End of period	$79,885	$83,270

(Including undistributed net investment income (loss)
of $(593) at 4/30/05 and $(318) at 10/31/04)

*Share information
Shares sold	873	1,615
Distributions reinvested	148	303
Shares redeemed	(1,270)	(2,854)

Increase (decrease) in shares outstanding	(249)	(936)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit GNMA Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in GNMA securities backed by the full faith and credit of the U.S. government.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended April 30, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Forward Commitments and Dollar Rolls During the six months ended April 30, 2005, the fund purchased To Be Announced (TBA) mortgage-backed securities on a forward commitment basis, with payment and delivery at an agreed-upon later date. The fund purchases TBAs with the intention of taking possession of the underlying mortgage securities.

The fund may also enter dollar roll transactions, in which it sells a mortgage-backed security and simultaneously purchases a similar, but not identical, TBA with the same issuer, coupon, and terms. The fund accounts for dollar roll transactions as purchases and sales. Accordingly, these transactions increase the fund’s portfolio turnover rate. Losses may occur due to changes in market conditions or the failure of counterparties to perform under the contracts, and the actual mortgages received may be less favorable than those anticipated by the fund.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $0 and $714,000, respectively, for the six months ended April 30, 2005. Purchases and sales of U.S. government securities aggregated $80,296,000 and $82,624,000, respectively, for the six months ended April 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2004, the fund had $277,000 of unused capital loss carryforwards that expire in fiscal 2012.

At April 30, 2005, the cost of investments for federal income tax purposes was $92,332,000. Net unrealized gain aggregated $95,000 at period-end, of which $781,000 related to appreciated investments and $686,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.60% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended April 30, 2005, dividend income from the Reserve Funds totaled $102,000, and the value of shares of the Reserve Funds held at April 30, 2005 and October 31, 2004 was $13,214,000 and $8,087,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board reviewed information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered the extent to which economies of scale were being realized by the Manager and whether the fund or other funds benefit from any such economies of scale under the fee levels set forth in the Contract. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and that the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees

The Board reviewed the fund’s single-fee structure and compared it to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally below the median of comparable funds. (For these purposes, the Board assumed the management fee was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 16, 2005